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                                                                  EXHIBIT 10.48

                       [STONEHOUSE GRAPHICS LETTERHEAD]


                                                                  29 March 2000


Colorsmart.com
Fax 021 461 2287

Attention Reg Burrows.

Dear Reg,

I am prepared to extend the date of the agreement to the 15th May 2000, notwithstanding that Stonehouse Graphics is an ongoing business and decisions are being made on a daily basis. That Colorsmart.com will accept the results of these decisions.

Regards,


/s/ Nolan Weight
Nolan Weight.